UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

SteadyMed Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36889	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Oppenheimer Street
Rehovot 7670105, Israel

(Address of principal executive offices, including zip code)

925-272-4999

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

SteadyMed Ltd. (the “Company”) held its 2015 Annual Meeting of Shareholders on August 6, 2015 (the “Annual Meeting”).  The following is a summary of the proposals and the voting results:

Proposal 1 — Election of Directors.  The Company’s shareholders elected Rob Ginor and Brian J. Stark as directors of the Company, each for a term of three years, to hold office until the Company’s 2018 Annual General Meeting of Shareholders. The voting results are as follows:

Name	For	Against	Abstain
Ron Ginor	5,959,959	800	2,546,617
Brian J. Stark	8,503,976	800	2,600

Proposal 2 — Election of External Directors.  The Company’s shareholders elected Donald Huffman and Elizabeth Cermak as external directors of the Company, each for a term of three years, to hold office until the Company’s 2018 Annual General Meeting of Shareholders. The voting results are as follows:

Name	For	Against	Abstain
Donald Huffman	8,503,976	800	2,600
Elizabeth Cermak	8,503,976	820	2,600

Proposal 3 — Approval of the Annual Retainer Fees to be Paid to the External Directors and the Non-Employee Directors.  The Company’s shareholders approved annual retainer fees to be paid to the external directors of the Company and the non-employee directors of the Company. The voting results are as follows:

For	Against	Abstain
8,234,000	268,726	4,650

Proposal 4 —  Approval of the Grant of Stock Options to the External Directors and the Non-Employee Directors.  The Company’s shareholders approved the grant of stock options to the  external directors of the Company and the non-employee directors of the Company. The voting results are as follows:

For	Against	Abstain
8,217,305	288,971	1,100

Proposal 5 —  Approval of the Execution of Indemnification Agreements with the External Directors.  The Company’s shareholders approved the execution of an indemnification agreement with the external directors of the Company. The voting results are as follows:

For	Against	Abstain
8,193,579	310,777	3,020

Proposal 6 —  Approval of the Increase in the Annual Salary of the Chief Executive Officer.  The Company’s shareholders approved an increase in the annual salary of the Chief Executive Officer of the Company.  The voting results are as follows:

For	Against	Abstain
8,434,427	68,879	4,070

Proposal 7 —  Approval of the Adoption of a Compensation Policy.  The Company’s shareholders approved the adoption by the Company of a compensation policy.  The voting results are as follows:

For	Against	Abstain
8,216,609	286,717	4,050

Proposal 8 —  Appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s Independent Auditor for the year ending December 31, 2015.  The Company’s shareholders approved the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent auditor for the year ending December 31, 2015. The voting results are as follows:

For	Against	Abstain
8,502,923	253	4,200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADYMED LTD.

	By:	/s/ David W. Nassif
Date: August 11, 2015		David W. Nassif
Chief Financial Officer